EXHIBIT  10.1


                              ASSIGNMENT AGREEMENT

                  ASSIGNMENT AGREEMENT, dated and effective as of March 31, 1995, by and among IBJ Schroder Bank & Trust Company ("the Bank"), The Lori Corporation ("Lori"), Lawrence Jewelry Co., Lawrence Jewelry Corp., New
Dimensions Accessories, Ltd.("NDAL"), Rosecraft, Inc. ("Rosecraft") (collectively the "Borrowers"), Fill-Mor Holding, Inc. ("Fill-Mor"), ARTRA Group Inc. ("ARTRA") and Alexander Verde ("Verde"). W I T N E S S E T H:

                  WHEREAS, the Bank, the Borrowers, Fill-Mor and ARTRA are parties to that certain Amended Settlement Agreement by and among Lori, Lawrence Jewelry Co., Lawrence Jewelry Corp., NDAL, Rosecraft, Fill-Mor and ARTRA dated as of December 23, 1994 ("Amended Settlement Agreement");

                  WHEREAS, the Bank has made loans and otherwise extended credit to the Borrowers pursuant to certain notes, agreements and guarantees more fully described in Exhibit 1 to the Amended Settlement Agreement ("Agreements");

                  WHEREAS, the Bank entered into the Amended Settlement Agreement with each Borrower, Fill-Mor and ARTRA after each Borrower, Fill-Mor and ARTRA was in default under certain notes, agreements and guarantees and the Settlement Agreement dated as of August 18, 1994, as more fully described in the Amended Settlement Agreement;

                  WHEREAS, concurrently with the date hereof, the Bank and ARTRA have executed a Registration and Settlement Agreement dated as of March 31, 1995 ("Registration Agreement") and ARTRA has executed a Confession of Judgment;

                  WHEREAS, on the terms and conditions set forth below, the Bank and Verde have agreed that the Bank will sell, transfer, assign and convey to Verde certain of the Bank's rights, title and interest in, to or under the Amended Settlement Agreement and the Agreements -- other than certain rights, title and interest in certain obligations of ARTRA under the Amended Settlement Agreement -- as described below;

                  WHEREAS, the Borrowers and Fill-Mor have agreed, in exchange for the Bank's agreement to assign certain of its rights under the Amended Settlement Agreements as described more fully below and for other good and valuable consideration, to maintain certain relationships with the Bank and compensate the Bank as specified below; and

                  WHEREAS, in addition to other good and valuable consideration provided for herein, Verde will, on the terms and conditions set forth herein, pay to the Bank for the Assigned Rights in immediately available funds an amount in United States dollars of $750,000.00 (the "Purchase Price").

                  NOW, THEREFORE, in consideration of the promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Sale and Purchase. Subject to the terms and conditions of this Assignment ----------------- Agreement:

                  (a) For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, subject to the Bank's receipt of the Purchase Price pursuant to Section 1(b), the Bank hereby sells, transfers, assigns and conveys to Verde and Verde purchases, assumes and accepts, the following without representation, recourse or warranty of any kind or nature except as expressly provided herein:

            (i) any rights or claims, if any, the Bank has now or hereafter acquires into or under any guaranty, security interest, lien, mortgage, pledge, deed of trust, deposit account or other setoff, or other collateral (and any substitutions therefor or additions thereto) relating to or securing obligations under the Agreements and all documents relating to any of the foregoing other than the Retained Rights as described as described in Section 2 below (the "Related Documents");

           (ii) any rights or claims, if any, against the Borrowers or Fill-Mor, its affiliates, and any third party from, under or with respect to the Agreements or Related Documents, including, without limitation, any rights against any party arising in connection with the making of the Agreements; and

            (iii) any and all proceeds of the foregoing ("Proceeds");

all the foregoing are collectively referred to herein as the "Assigned Rights";

                       (b) In consideration for the Assigned Rights being sold, transferred, assigned and conveyed by the Bank to Verde pursuant to the preceding Section 1(a), Verde will on the Closing Date pay to the Bank in immediately available funds the Purchase Price.

                       (c) The closing of the transaction contemplated herein shall take place on or before April 7, 1995 or such other date as the parties hereto agree upon in writing (the "Closing Date") by:

                          (i)  Verde's  delivery  to the  Bank of a copy of this
Assignment Agreement executed by Verde, which delivery shall be made by facsimile transmission and by overnight courier;

                          (ii) the Bank's delivery by facsimile transmission and
by overnight courier to Verde of a copy of this Assignment Agreement duly contemplated and executed by the Bank; and

                          (iii) the Borrowers',  Fill-Mor's and ARTRA's delivery
by facsimile transmission and by overnight courier to each of the Bank and Verde of copies of this Assignment Agreement duly contemplated and executed by the Borrowers, Fill-Mor and ARTRA; and

                       (d) This Assignment Agreement shall not be effective until the Registration Agreement and Confession of Judgment have been fully executed by all parties thereto and are in full force and effect.

                       (e)  Verde  and the Bank  agree  that  from and after the
Closing Date, other than as to the Retained Rights and other rights and obligations under the Agreements, Amended Settlement Agreement and Related Documents specifically excluded from this Assignment Agreement as provided in
Section 2,: (i) Verde shall be deemed a party to and beneficiary under the Agreements, Amended Settlement Agreement and the Related Documents; and (ii) Verde shall be entitled to (x) the benefits of all of the terms, conditions, representations, warranties, covenants and agreements set forth in the Agreements, Amended Settlement Agreement and the Related Documents and (y) exercise and enforce such rights of the Bank under the Agreements, Amended Settlement Agreement and Related Documents as Verde would have been entitled to exercise if he had been the party to the Agreements, Amended Settlement Agreement and Related Documents when originally executed and delivered.

                  2.          Retained Rights.

                       (a) The Bank, Verde, the Borrowers, Fill-Mor and ARTRA agree that the Bank shall retain all rights, title and interest in to the following provisions in the Amended Settlement Agreement:

                                    (i)    Paragraph  2.2  Settlement   Amount;
                                           NDAL  Assets;   Additional  Payment;
                                           Application  of Proceeds,  provided,
                                           however,  the Bank shall  retain the
                                           rights under  Paragraph  2.2(g) only
                                           through March 31, 1995;

                                    (ii)   Paragraph 2.3(a)  The Bank's
                                           Retention of ARTRA Shares.

                                    (iii)  Paragraph 2.3(b)  Registration of
                                           ARTRA Shares.

                                    (iv)   Paragraph 2.3(c)  Sale of ARTRA
                                           Shares by Bank.

                                    (v)    Paragraph 3.2  Real Estate.

                                    (vi)   Paragraph 3.4  No Rent on Woonsocket.

                                    (vii)  Paragraph  3.11  No  Contact  with
                                           Customers,  Creditors  or
                                           Vendors of NDAL/Trilko.

                       (b) The Bank, Verde, the Borrowers, Fill-Mor and ARTRA agree that the Bank shall exclusively retain all rights, title and interest in ARTRA's obligations under and be entitled to rely upon and enforce the following provisions of the Amended Settlement Agreement; provided, however, ARTRA shall no longer be jointly and severally liable for the other obligations of the Borrowers and Fill-Mor under the Amended Settlement Agreement:

                                    (i)    Paragraph 3.10  Commitment to Take
                                              Further Action.

                       (ii) Article IV. Representations and Warranties of Borrowers,Fill-Mor and ARTRA; provided, ------------------------------- --------
however, the representations and warranties ------- provided by the Borrowers and Fill-Mor to the Bank under the Amended Settlement Agreement shall survive through the date of execution of this Assignment Agreement. The Representation and Warranties provided by ARTRA to the Bank under the Amended Settlement Agreement shall survive execution of this Assignment Agreement. (iii) Paragraph 5.1(c) - (i).

                                    (iv)      Paragraph 5.2(b).

                                    (v)    Paragraph 5.3.  Remedies
                                              Cumulative; No Waiver.

                                    (vi)   Paragraph 5.4.  Discontinuance of
                                              Proceedings.

                                    (vii)  Article VI.  Additional
                                              Undertakings.

                                    (viii) Article VII.  Miscellaneous.
                       (c) Nothing in this Assignment Agreement impairs or supersedes any rights orobligations that ARTRA has under the Registration Agreement or Confession of Judgment. In the event ARTRA defaults on its obligations under the Registration Agreement, in addition to any rights the Bank has under the Registration Agreement, including but not limited to enforcement of ARTRA's Confession of Judgment, the Bank may exercise all rights under the Amended Settlement Agreement retained by it pursuant to this Assignment Agreement.

                       (d) Nothing in this Assignment Agreement shall effect any rights other than those specifically set forth in this Assignment Agreement. All other rights held by the Bank including, but not limited to, warrants and other equity interests, the Bank's rights against NDAL under the Amended Settlement Agreement and otherwise are hereby specifically preserved.

                       (e) In the event a registration is declared effective on or before July 31, 1995 whereby the ARTRA Shares are being registered and all necessary authorities and agencies have approved such registration enabling such shares to be freely tradeable, without restriction of any kind immediately upon effectiveness of such registration, the Bank shall have no further rights or remedies against ARTRA.
                       (f) Neither nor his successors or assigns has any claim, right or interest of any kind, nature or description at law or in equity in the Retained Rights (as described in this Assignment Agreement), including, but not limited to, in the ARTRA Shares Put, the ARTRA shares, and all other rights and interest under the Registration Agreement or the Confession of Judgment.

                       (g) All of the foregoing shall constitute "Retained Rights" and may be referred to as such throughout this Assignment Agreement

                  3. Demand Deposit Account 88383000. Lori's Demand Deposit Account No. 88383000 is not being transferred pursuant to this Assignment Agreement and there are no claims for any amounts due thereunder by any party.

                  4. Cash Dominion Accounts. Notwithstanding the provisions of paragraph 7.2(b) of the Amended Settlement Agreement, Verde irrevocably authorizes the Bank to release all monies in cash dominion accounts for the general purposes of Lawrence Jewelry Co. and Rosecraft. Verde will hold the Bank harmless from any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements, including reasonable attorney's fees and disbursements which the Bank shall incur or suffer as a result of or arising from or relating to the release of such cash dominion accounts. Lawrence Jewelry Co. and Rosecraft shall execute all documents necessary to modify existing cash management services as deemed appropriate by the Bank. The Borrowers and Fill-Mor further agree to promptly take action to eliminate all their cash management facilities maintained at the Bank.

                  5.          Obligations of the Borrowers and Fill-Mor.

                  (a) The Borrowers shall continue to maintain Demand Deposit Account No. 70978605 ("DDA") at the Bank with a balance of $43,018.84 as cash collateral for stand-by Letter of Credit C45186 ("LOC") in favor of the Walt Disney Company. If the LOC is returned undrawn, the balance in the DDA shall revert to Rosecraft. At any time the LOC is drawn down to any extent, the balance in the DDA will revert to the Bank as to the amount drawn down plus all of the Bank's charges in connection with such drawing;

                  (b) The Borrowers shall maintain deposit balances at the Bank sufficient to satisfy any unpaid fees, interest, including interest on the $750,000.00 owed to the Bank under the Amended Settlement Agreement, and expenses incurred in connection with the Amended Settlement Agreement, this Assignment Agreement and the Registration Agreement;

                  (c) Commencing April 3, 1995, the Borrowers shall pay the Bank a non-refundable $1,000.00 per week, payable in advance, for banking services provided by the Bank in addition to any and all account analysis or maintenance charges due to the Bank from the Borrowers and Fill-Mor;

                  (d) There shall be no overdrafts by any of the Borrowers or Fill-Mor, nor shall any of the Borrowers or Fill-Mor request payments against uncollected funds.

                  6. Representations and Warranties of the Bank. The Bank hereby represents and ------------------------------------------- warrants to Verde:

                  (a)  The  Assigned   Rights  are  not  subject  to  any  prior
assignment, conveyance, transfer or participation or agreement to assign, convey, transfer or participate, in whole or in part.

                  (b) The Bank has all requisite power and authority to execute and deliver, and to perform all of its obligations under this Assignment Agreement (including, without limitation, the assignment hereunder).

                  (c) The execution, delivery and performance of this Assignment Agreement (including, without limitation, the assignment hereunder) has been duly authorized and does not and will not (i) require any consent or approval of the Bank's shareholders, (ii) violate any law, rule, regulation, order, writ or judgment presently in effect having applicability to the Bank or any provision of the Bank's charter or bylaws, (iii) result in a breach or constitute a default under any indenture or loan or credit agreement or other material agreement to which the Bank is a party or by which it is bound, (iv) require the Bank to obtain any authorizations, consents or approvals, licenses, exemptions from or filings or registrations with any person, party, entity, court, executive or legislative body, governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that the Bank has not already obtained, or (v) result in the creation of any lien, encumbrance, security interest, claim, setoff or charge upon the Assigned Rights.

                  (d) This Assignment Agreement and all other instruments and documents executed and delivered by the Bank in connection herewith constitute legal, valid and binding obligations of the Bank enforceable against it in accordance with their respective terms.

                  (e) Except with regard to the Retained Rights and all other rights and interests retained by the Bank herein, the Bank has not subordinated or agreed to subordinate all or any portion of the Assigned Rights to any other obligation of the Borrowers or Fill-Mor.

                  7. Representations and Warranties of Verde. Verde hereby represents and warrants to the Bank:

                  (a) In entering into this Assignment Agreement, Verde is acting solely in his individual capacity, without partners or otherwise. Verde has all requisite power and authority to execute and deliver, and to perform all of his obligations under, this Assignment Agreement.

                  (b) The execution, delivery and performance by Verde of this Assignment Agreement and all other instruments and documents executed and delivered by Verde in connection herewith have been duly authorized and do not and will not (i) require any consent or approval of any other person or entity which have not been obtained, (ii) violate any law, rule, regulation, order, writ or judgment presently in effect having applicability to any other agreement to which Verde is a party, (iii) result in a breach or constitute a default under any indenture or loan or credit agreement or other material agreement to which Verde is a party or (iv) require any authorizations, consents or approvals with any court or governmental department.

                  (c) This Assignment Agreement, and all other instruments and documents executed and delivered by Verde in connection herewith, constitute legal, valid and binding obligations of Verde enforceable against Verde in accordance with their respective terms.

                  (d) Without implying that the Assigned Rights or any portion thereof is a "security" within the meaning of any applicable federal or state law relating to securities, (i) Verde is acquiring the Assigned Rights and any Distributions received in respect thereof for his own account, and not with a view to any distribution thereof which would violate applicable securities laws;
(ii) Verde agrees that he will not at any time sell or otherwise transfer, or permit the sale of or other transfer of, the Assigned Rights or any Distributions received in respect hereof other than in compliance with the Securities Act of 1933 as amended (the "Securities Act"); and (iii) Verde is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

                  (e) Verde acknowledges that Verde is a sophisticated buyer with respect to the Assigned Rights and has adequate information concerning the business and financial condition of the Borrowers, Fill-Mor and ARTRA to make an informed decision regarding the purchase of the Assigned Rights and has independently and without reliance upon the Bank whatsoever (except with respect to the representations, warranties and covenants expressly contained herein) and based on such information that Verde has deemed appropriate in his independent judgment, made his own analysis and decision to enter into this Assignment Agreement. Without limiting the representations, warranties and indemnities of the Bank hereunder, Verde further acknowledges (i) that certain information which may be pertinent to Verde's decision to purchase the Assigned Rights is available to Verde and can be obtained from a variety of public sources, (ii) that the consideration paid herein for the purchase of the Assigned Rights may differ both in kind and amount from any distributions made pursuant to any repayment by the Borrowers or Fill-Mor of the Agreements (and that such distributions may consist solely of securities or other non-negotiable instruments), (iii) that the transfer of the Assigned Rights by the Bank to Verde is irrevocable and is without representation, recourse or warranty, whether express or implied, of any kind or character by the Bank except as expressly provided in this Assignment Agreement and (iv) that the Bank has confidential information with respect to the Assigned Rights that it has not delivered, and is not obligated to deliver, to Verde. Without limiting the Bank's representations and warranties hereunder, Verde expressly releases the Bank from any and all liabilities arising from Verde's inability or failure to review such confidential information or any information that is publicly available and from any other matter referred to in this Section 5(e).

                  (f) Verde is not purchasing the Assigned Rights with any monies invested by persons or entities protected under the United States Employee Retirement Income Security Act of 1974, as amended.

                  (g) Verde acknowledges and agrees that he has no right or interest in and to the Retained Rights and that the Bank may enforce its Retained Rights and remedies against ARTRA under the Amended Settlement Agreement independently of and without any notice or obligation to Verde or any other person or entity.

                  8. Representations and Warranties of the Borrowers, Fill-Mor and ARTRA. The Borrowers, Fill-Mor and ARTRA hereby represent and warrant to the
Bank:

                  (a) The Borrowers, Fill-Mor and ARTRA have all requisite power and authority to execute and deliver, and to perform all of their obligations under this Assignment Agreement and all instruments and other documents executed and delivered by the Borrowers, Fill-Mor and ARTRA in connection herewith.

                  (b) The execution, delivery and performance by the Borrowers, Fill-Mor and ARTRA of this Assignment Agreement and the execution, delivery and performance by ARTRA of the Registration Agreement and Confession of Judgment and all other instruments and documents executed and delivered by the Borrowers, Fill-Mor and ARTRA in connection herewith have been duly authorized and do not and will not (i) require any consent or approval of the Borrowers', Fill-Mor's or ARTRA's partners or shareholders, as the case may be, which have not been obtained, (ii) violate any law, rule, regulation, order, writ or judgment presently in effect having applicability to the Borrowers, Fill-Mor or ARTRA or any provision of (x) any partnership agreement to which the any of the Borrowers, Fill-Mor or ARTRA is a party or (y) any of the Borrowers', Fill-Mor's or ARTRA's charter or bylaws, (iii) result in a breach or constitute a default under any indenture or loan or credit agreement or other material agreement to which any of the Borrowers, Fill-Mor or ARTRA is a party or by which any of them is bound or (iv) require any authorizations, consents or approvals with any court or governmental department.

                  (c) This Assignment Agreement, and all other instruments and documents executed and delivered by the Borrowers, Fill-Mor and ARTRA in connection herewith, constitute legal, valid and binding obligations of the Borrowers, Fill-Mor and ARTRA and are enforceable against the Borrowers, Fill-Mor and ARTRA in accordance with their respective terms.

                  9. Survival of Representations and Warranties. The representations, warranties, covenants and indemnities of the parties contained herein shall survive the consummation of the transactions contemplated in this Assignment Agreement.

                  10. The Bank's Duties; Further Assurances. (a) The Bank shall have no duties or responsibilities except those expressly set forth in this Assignment Agreement. The Bank shall not by reason of this Assignment Agreement have a fiduciary relationship in respect of Verde, the Borrowers, Fill-Mor, ARTRA or any other person or entity involved in the transaction described herein. Nothing in this Assignment Agreement, express or implied, is intended to or shall be construed so as to impose upon the Bank any obligation in respect of this Assignment Agreement, the Amended Settlement Agreement, Agreements or the Related Documents, except as expressly set forth herein or therein. The Bank shall forward to Verde any notices it receives in connection with the Assigned Rights; provided, however, the Bank shall have no liability whatsoever for failure to forward any such notice.

                  (b) The Bank shall deliver, as soon as practicably possible, the physical collaterals of the Borrowers and Fill-Mor in its possession after execution of this Assignment Agreement, Registration Agreement and Confession of Judgment to Philip E. Ruben, Esq., counsel to the Borrowers and Fill-Mor, and acting on behalf of Verde, at the address specified in Section 16 below.

                  (c) The Bank shall execute UCC and other necessary assignments and terminations relating to the Assigned Rights as requested by Verde. It shall be Verde's sole obligation to prepare and file all such assignments and terminations at his own cost.

                  (d) Each party shall execute and deliver all further documents or instruments and take such other actions reasonably requested by the other party in order to effectuate the intent of this Assignment Agreement; provided, however, that any actions taken by the Bank shall be at the sole cost and expense of Verde, the Borrowers, Fill-Mor or ARTRA as the case may be.

                  11. Assignments. The Bank shall have the right to sell, assign, transfer or participate the Retained Rights without the consent of Verde, the Borrowers, Fill-Mor or ARTRA.

                  12. Costs and Expenses; Interest Accrued Prior to Closing Date. The Borrowers, Fill-Mor and ARTRA shall be responsible for all costs, expenses or disbursements with respect to this Assignment Agreement, the Registration Agreement, the Confession of Judgment, the Agreements or Related Documents attributable to the period prior to and following the Closing Date, including the Bank's attorney's fees as provided in the Registration Agreement. The Borrowers, Fill-Mor and ARTRA agree to pay the Bank promptly in immediately available funds.

                  13. Governing Law. This Assignment Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to conflicts of law principles.

                  14. Entire Agreement. This Assignment Agreement, the Registration Agreement, Confession of Judgment and the other documents executed in connection herewith set forth the entire agreement and understanding of the parties hereto, and supersede all prior agreements and understandings between the parties hereto with respect to the transactions contemplated hereby. This Assignment Agreement shall be binding on, and inure to the benefit of, the parties hereto and their successors and assigns.

                  15. Modifications. This Assignment Agreement may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

                  16. Notices. All notices between parties shall be in writing and shall be served either personally, by certified mail, by overnight courier service, or by telecopy.

                           All notices to the Bank shall be given at:

                                    IBJ Schroder Bank & Trust Co.
                                    One State Street
                                    New York, NY  10004
                                    Attention:  Daniel Casher

                           With a copy to:

                                    Dewey Ballantine
                                    1301 Avenue of the Americas
                                    New York, NY 10019
                                    Attention:  Richard S. Miller, Esq.

                           All notices to Verde shall be given at:

                                    Alexander H. Verde
                                    c/o Alex H. Verde & Sons
                                    3939 N. Wilke Road
                                    Arlington Heights, IL 60004

                           All  notices  to the  Borrowers,  Fill-Mor  and ARTRA
shall be given at:

                                    ARTRA Group, Inc.
                                    500 N. Central Avenue
                                    Northfield, IL 60093

                           With copies of all notices to Verde,  the  Borrowers,
Fill-Mor and ARTRA to:

                                    Kwiatt, Silverman & Ruben, Ltd.
                                    500 N. Central Ave.
                                    Northfield, IL 60093
                                    Attention:  Philip E. Ruben, Esq.

All such notices or communication shall be deemed to have been given on (i) the date received if delivered personally or by courier, (ii) the date of transmission if transmitted by telecopy (if legible and complete upon receipt), or (iii) three (3) business days after the date of posting if transmitted by mail. Any party hereto may change the address to which notice or other communications to it are to be delivered or mailed by written notice to the other parties hereto.

                  17. Severability. If any provision of this Assignment Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Assignment Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

                  18. Counterparts. This Assignment Agreement may be executed in counterparts each of which when so executed shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  19. Jurisdiction; Immunities; Waiver of Jury Trial. Each of the Borrowers, Fill-Mor and ARTRA hereby irrevocably submits to the jurisdiction of any New York State or United States Federal Court sitting in the Southern District of New York over any action or proceeding arising out of or relating to this Assignment Agreement and the payments, obligations, covenants, undertakings, guarantees and collateral interests agreed to herein, and any action or proceeding arising out of or relating to the Assignment Agreement, Registration Agreement, Amended Settlement Agreement, or Related Documents. Each of the Borrowers, Fill-Mor and ARTRA hereby irrevocably agrees that all claims in respect of such actions or proceedings may be heard and determined in such New York State or Federal court. Each of the Borrowers, Fill-Mor and ARTRA irrevocably designates and appoints CT Corporation as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by each of the Borrowers, Fill-Mor and ARTRA to be effective and binding service in every respect. A copy of any such process so served shall be mailed by certified mail, return receipt requested, to each of the Borrowers, Fill-Mor and ARTRA at the addresses specified in Section 16 above. Each of the Borrowers, Fill-Mor and ARTRA agrees that a final judgment in any such action or proceeding (for which all appeal periods have expired) shall be conclusive and may be enforced in any jurisdiction by suit on the judgment or in any other manner provided by law. Each of the Borrowers, Fill-Mor and ARTRA further waives any objection to venue in such state on the basis of forum non conveniens.

                  The Bank agrees that any action brought against Verde arising out of or relating to the Assignment Agreement shall be brought only in Illinois State or United States Federal District Court sitting in the Northern District of Illinois. Verde hereby irrevocably agrees that all claims in respect of such actions or proceedings may be heard and determined in such Illinois State or Federal court. Verde irrevocably designates and appoints CT Corporation and Philip E. Ruben, Esq. as his agents to receive on his behalf service of all process in any such proceedings in any such court, such service on either CT Corporation or Philip E. Ruben, Esq. being hereby acknowledged by Verde to be effective and binding service in every respect. A copy of any such process so served shall be mailed by certified mail, return receipt requested, to Verde at the address specified in Section 16 above. Verde agrees that a final judgment in any such action or proceeding (for which all appeal periods have expired) shall be conclusive and may be enforced in any jurisdiction by suit on the judgment or in any other manner provided by law.

                  Each of the Borrowers, Fill-Mor, ARTRA and Verde further agrees that any action or proceeding brought against the Bank arising out of or relating to the Assignment Agreement, Registration Agreement, Amended Settlement Agreement and any obligation, guarantee, or undertaking issued in connection therewith shall be brought only in New York State or United States Federal Court sitting in the Southern District of New York.

                  Nothing in this Section 19 shall affect the right of the Bank to serve legal process in any other manner permitted by law or affect the right of the Bank to bring any action or proceeding against any of the Borrowers, Fill-Mor, ARTRA or Verde or any of their respective properties in the courts of any other jurisdictions.

                  To the extent that any or all of the Borrowers, Fill-Mor, ARTRA or Verde has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each of the Borrowers, Fill-Mor, ARTRA and Verde hereby irrevocably waives such immunity in respect of its or his respective obligations, undertaking and guarantees entered into under or in connection with this Assignment Agreement.

                  EACH OF THE BORROWERS, FILL-MOR, ARTRA AND VERDE, WITH THE ADVICE OF COUNSEL, WAIVES ITS RIGHT TO A JURY TRIAL IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT AGREEMENT AND THE OBLIGATIONS, UNDERTAKINGS AND GUARANTEES AGREED TO HEREUNDER AND ARISING OUT OF OR RELATING TO THE REGISTRATION AGREEMENT, AMENDED SETTLEMENT AGREEMENT, AGREEMENTS, RELATED DOCUMENTS AND OTHER LOAN DOCUMENTS AND THE FILL-MOR CREDIT AGREEMENT, INCLUDING BUT NOT LIMITED TO ALL NOTES, MORTGAGES, SECURITY AGREEMENTS, PLEDGE AGREEMENTS AND LEASEHOLD AGREEMENTS.

                  20. Confidentiality of Terms. The Purchase Price and the basis upon which it is calculated shall remain confidential and shall not be disclosed by any party without the written consent of the other parties hereto, except to the extent such disclosure is required by applicable law. In the event disclosure is ordered by a court of competent jurisdiction, the parties shall request that such disclosure be made in camera and kept under seal of the court.

                  21. Indemnity. (a) Verde agrees to indemnify the Bank and its officers, directors, trustees, employees, agents and controlling persons (collectively, the "Bank Indemnities") against and hold the Bank Indemnities harmless from any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements, including reasonable attorneys fees and disbursements (collectively, "Liabilities") which the Bank Indemnities shall incur or suffer as a result of or arising from or relating to the breach of a representation, warranty or covenant of Verde contained herein.

                  (b) The Bank agrees to indemnify Verde against and hold Verde harmless from any and all Liabilities which Verde shall incur or suffer solely as a result of or arising from or relating to the breach of a representation warranty or covenant of the Bank contained herein.

                  (c) The Borrowers, Fill-Mor and ARTRA agree to indemnify the Bank Indemnities against and hold the Bank Indemnities harmless from any and all Liabilities which the Bank Indemnities shall incur or suffer solely as a result of or arising from or relating to the breach of a representation, warranty or covenant of the Borrowers, Fill-Mor or ARTRA contained herein.

                  IN WITNESS WHEREOF, the undersigned have duly executed this Assignment Agreement as of the date first above written.


                               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                     THE LORI CORPORATION

                          By:_________________________
                              Name: Austin Iodice
                                Title: President
                             An Authorized Officer


                                                     LAWRENCE JEWELRY CO.


                         By:___________________________
                              Name: Austin Iodice
                                Title: Chairman
                             An Authorized Officer


                          LAWRENCE JEWELRY CORPORATION


                          By:_________________________
                              Name: Austin Iodice
                                Title: Chairman
                             An Authorized Officer


                          NEW DIMENSIONS ACCESSORIES,  LTD.


                         By:___________________________
                              Name: Austin Iodice
                                Title: Chairman
                             An Authorized Officer


                                ROSECRAFT, INC.


                             By:
                              Name: Austin Iodice
                                Title: Chairman
                             An Authorized Officer


                            FILL-MOR HOLDINGS, INC.


                          By:
                             Name: Peter R. Harvey
                             Title: Vice President
                             An Authorized Officer

                           ARTRA GROUP, Incorporated


                       By:
                             Name: Peter R. Harvey
                                Title: President
                             An Authorized Officer


                       IBJ SCHRODER BANK & TRUST COMPANY


                       By:
                              Name: Daniel Casher
                             Title: Vice President
                             An Authorized Officer


                             ALEXANDER H. VERDE


                       By:
                            Name: Alexander H. Verde